UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Investment Fund

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

40 Act Proxy Video – FUND FOCUS

ADVISOR AUDIENCE

Hi, I’m [NAME], a Portfolio Manager of Janus Henderson’s [NAME OF FUND].

As you may know, Janus Henderson has entered into a definitive agreement to go private with investors led by Trian and General Catalyst.

Shareholder approval of a new investment advisory agreement is required for Janus Henderson to continue serving as the fund’s investment adviser after closing.

We ask that your clients vote their shares and return the proxy as soon as possible to avoid additional follow-up communication from our proxy solicitor, Alliance Advisors, which can come in the form of physical mailings, emails, text messages, and phone calls.

Please note that we do not expect any impact to our investments or client servicing as a result of this transaction.

The terms of the new investment advisory agreements are substantially identical to those of the current investment advisory agreements. There is no change in the fee rate.

Investment strategies for the [NAME OF FUND] will remain the same, shareholders will continue to own the same fund shares, and the underlying value of those shares is not expected to change as a result of this transaction.

Myself and the rest of the investment team for [NAME OF FUND] will continue to manage the fund under the existing investment objectives and policies.

Please note a joint Special Meeting of Shareholders will be held on Monday, May 18, 2026, in a virtual meeting format via live webcast. Shareholders may attend the meeting online, vote their shares electronically, and submit questions by visiting the website address currently shown on the screen.

Of course, if you have any questions whatsoever, please reach out to your Janus Henderson contact.

As always, we thank you for the trust and confidence you have placed in Janus Henderson Investors.

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov

40 Act Proxy Video – FUND FOCUS

DIRECT RETAIL AUDIENCE

Hi, I’m [NAME], a Portfolio Manager of Janus Henderson’s [NAME OF FUND].

As you may know, Janus Henderson has entered into a definitive agreement to go private with investors led by Trian and General Catalyst.

Shareholder approval of a new investment advisory agreement is required for Janus Henderson to continue serving as the fund’s investment adviser after closing.

We ask that you vote your shares and return the proxy as soon as possible to avoid additional follow-up communication from our proxy solicitor, Alliance Advisors, which can come in the form of physical mailings, emails, text messages, and phone calls.

Please note that we do not expect any impact to our investments or client servicing as a result of this transaction.

The terms of the new investment advisory agreements are substantially identical to those of the current investment advisory agreements. There is no change in the fee rate.

Investment strategies for the [NAME OF FUND] will remain the same, shareholders will continue to own the same fund shares, and the underlying value of those shares is not expected to change as a result of this transaction.

Myself and the rest of the investment team for [NAME OF FUND] will continue to manage the fund under the existing investment objectives and policies.

Please note a joint Special Meeting of Shareholders will be held on Monday, May 18, 2026, in a virtual meeting format via live webcast. Shareholders may attend the meeting online, vote their shares electronically, and submit questions by visiting the website address currently shown on the screen.

Of course, if you have any questions whatsoever, please reach out to your Janus Henderson contact.

As always, we thank you for the trust and confidence you have placed in Janus Henderson Investors.

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov

Janus Henderson Investors U.S. Mutual Fund & ETF Shareholders: Your Vote Matters There’s still time to make your voice heard. As Janus Henderson moves toward closing its take private transaction with Trian and General Catalyst, U.S. mutual fund and ETF shareholders are being asked to vote on a new investment advisory agreement. This vote is a required step due to a change in ownership—not a change in investment teams, processes, or how portfolios are managed. The Boards of Trustees recommends shareholders vote FOR approval, which will allow Janus Henderson to continue serving as investment adviser to the funds following the transaction’s close. Clients can vote quickly and easily: • Online – Mutual Funds: www.votejhi.com/mutualfunds – ETFs: www.votejhi.com/ETFs • By phone (live agent) – Mutual Funds: +1-855-206-2338 – ETFs: +1-855-206-2309 • By mail using their proxy card We appreciate your continued partnership#TogetherWeWin #ClientsComeFirstAlways